UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective August 24, 2006, the Board of Directors of Nara Bancorp, Inc. (the “Company”), amended Article III, Section 11 of its bylaws to allow the Board to authorize the Chairman of the Board to sign contracts or documents on behalf of the Company. The Company also approved the addition of a new section, Article III, Section 12, which sets out the duties and responsibilities of the Vice Chairman of the Board, and allows the Board to authorize the Vice Chairman to sign contracts or documents on behalf of the Company.

Excerpt of Original Language of Nara Bancorp, Inc. Bylaws

Article III, Section 11. Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The Chairman of the Board shall not be the Chief Executive Officer of the Corporation and the Chairman of the Board of Directors shall not have the authority to sign any contracts on behalf of the Corporation.

Excerpt of Amended Language of Nara Bancorp, Inc. Bylaws

Article III, Section 11. Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time. The Chairman of the Board shall not be the Chief Executive Officer of the Corporation. The Board of Directors may authorize the Chairman to sign any contracts or documents on behalf of the Corporation.

Article III, Section 12. Vice Chairman of the Board of Directors. In the absence of the Chairman the Vice Chairman of the Board of Directors shall preside at all meetings of the stockholders and the Board of Directors. The Vice Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time. The Board of Directors may authorize the Vice Chairman to sign any contracts or documents on behalf of the Corporation.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Nara Bancorp, Inc., dated August 24, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.

Date: March 2, 2007	/s/ Alvin D. Kang
Alvin D. Kang Executive Vice President and Chief Financial Officer

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